BlackRock TCP Capital Corp.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING
at the following Website:
https://meetnow.global/MG7S5WA
on March 7 at 2:00 p.m., Eastern Time (11:00 a.m., Pacific Time)
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY CARD

BLACKROCK TCP CAPITAL CORP.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 7
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of BlackRock TCP Capital Corp. ("TCPC"), hereby appoints Laurence D. Paredes and Diana Huffman, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of TCPC that the undersigned is entitled to vote at the Special Meeting of Stockholders of TCPC to be held virtually at the following website: https://meetnow.global/MG7S5WA, on March 7 at 2:00 p.m., Eastern Time (11:00 a.m., Pacific Time), or at any adjournments, postponements or delays thereof. To participate in the virtual TCPC Special Meeting of Stockholders enter the 14-digit control number from the shaded box on this card. This proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the TCPC Special Meeting of Stockholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

TCPC_33619_111023
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on March 7.
The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33619

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

		FOR	AGAINST	ABSTAIN
1.	To approve the issuance of additional shares of common stock, par value $0.001 per share, of TCPC ("TCPC Common Stock") to be issued pursuant to the Agreement and Plan of Merger, dated as of September 6, 2023 (the "Merger Agreement"), among BlackRock Capital Investment Corporation, a Delaware corporation ("BCIC"), TCPC, BCIC Merger Sub, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of TCPC, and, for the limited purposes set forth therein, BlackRock Capital Investment Advisors, LLC, a Delaware limited liability company and investment adviser to BCIC, and Tennenbaum Capital Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of BCIA and investment adviser to TCPC.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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xxxxxxxxxxxxxx TCP 33619 xxxxxxxx